Exhibit 10.3

Schedule of Additional Investors to Additional Notes*

Name of Investor	Principal Amount
Special Situations Funds

Special Situations Fund III QP, L.P.	$367,842.03
Special Situations Fund III, L.P.	22,290.92
Special Situations Cayman Fund, L.P.	125,880.62
Special Situations Private Equity Fund, L.P.	124,212.70
Special Situations Technology Fund, L.P.	13,110.31
Special Situations Technology Fund II, L.P.	68,727.42

Special Situations Funds Subtotal	$722,064.00

Pathfinder Ventures IV, L.L.C.	$250,000.00

Claudio Chiuchiarelli	$50,000.00

Jacqueline Chiuchiarelli	$25,000.00

*	This Schedule of Additional Investors incorporates by reference the form of Subordinated Convertible Promissory Note filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed with the Commission on March 18, 2008.